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                                                                    Exhibit 10.5

                               TERMINATION CONSENT

          This Termination Consent (this "Consent") is made as of this ___ day of ________, 2006, by the shareholders named on Schedule I attached hereto (the "Shareholders").


          Reference is made to that certain Shareholders Agreement, dated as of November 21, 2001, as amended, by and among Allied World Assurance Company Holdings, Ltd, a company incorporated under the laws of Bermuda (the "Company"), and the shareholders named therein (the "Shareholders Agreement").


          The undersigned hereby consent that the Shareholders Agreement is terminated and shall be of no further force or effect, effective immediately prior to the closing of the Company's underwritten initial public offering of its securities (the "IPO"). If the IPO shall not occur, then the Shareholders Agreement shall not terminate and this Consent will be automatically withdrawn and will cease to have any effect.

          IN WITNESS WHEREOF, the Shareholders have executed this Consent as of the date first written above.

SHAREHOLDERS


By:
    ------------------------------------
Name: Scott A. Carmilani
Title: Attorney-in-fact for each
       Shareholder listed on the
       attached Schedule I, pursuant to
       the respective powers of attorney
       granted by each Shareholder


By:
    ------------------------------------
Name: Wesley D. Dupont
Title: Attorney-in-fact for each
       Shareholder listed on the
       attached Schedule I, pursuant to
       the respective powers of attorney
       granted by each Shareholder